Accounts receivable, net (Details 1)	6 Months Ended		12 Months Ended
	Jun. 30, 2026 USD ($)	Jun. 30, 2026 CNY (¥)	Dec. 31, 2023 CNY (¥)
Credit Loss [Abstract]
Beginning balance	$ 784,383	¥ 5,513,270	¥ 4,030,967
Allowance for credit loss	15,724	108,423	2,306,700
Write-off	(273,180)	(1,883,741)	(51,892)
Other changes - Deconsolidation	(80,461)	(554,823)	(772,505)
Exchange rate difference	20,892
Ending balance	$ 467,358	¥ 3,183,129	¥ 5,513,270